                                EXHIBIT (4)
                COPY OF THIRTY-NINTH SUPPLEMENTAL INDENTURE

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                      INDIANAPOLIS POWER & LIGHT COMPANY

                                      TO

                       AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF CHICAGO
                                                   TRUSTEE

                                ---------------

                      THIRTY-NINTH SUPPLEMENTAL INDENTURE

                                ---------------

                         DATED AS OF FEBRUARY 1, 1994

                      ESTABLISHING FIRST MORTGAGE BONDS,

                            6.05% SERIES, DUE 2004

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                               TABLE OF CONTENTS*

                                       OF

                      THIRTY-NINTH SUPPLEMENTAL INDENTURE

                                       OF

                       INDIANAPOLIS POWER & LIGHT COMPANY

                                                                            PAGE
                                                                            ----
Parties...................................................................    1
Recitals..................................................................    1
Section 1Granting clauses.................................................    3
  Part I Electric Distributing Systems....................................    3
  Part II Steam and Hot Water Distributing Systems........................    4
  Part III Indeterminate Permits and Franchises...........................    4
  Part IV Other Property..................................................    5
General and after-acquired title..........................................    6
Section 2Designation of thirty-seventh series of bonds and kind and
              denominations thereof.......................................    6
Record date for payment of interest.......................................    7
Designation of American National Bank and Trust Company of Chicago as pay-
              ing agent...................................................    7
      Bonds issued in book-entry form.....................................    7
Exchange of bonds.........................................................    9
Transfer of bonds.........................................................    9
Series limited to $80,000,000.............................................   10
Section 3Form of fully registered bond....................................   10
Form of Trustee's certificate on bonds....................................   12
Section 4Temporary bonds..................................................   14
Section 5Annual Payments for Maintenance and Improvement Fund.............   14
Section 6Compliance with Section 47 of Original Mortgage with respect to
              dividend restrictions.......................................   15
Section 7Acceptance of trusts by Trustee and conditions of acceptance.....   15
Section 8Successors and assigns...........................................   15
Section 9Limitation of rights hereunder...................................   15

- ---------
  *Table of Contents is not part of the Thirty-Ninth Supplemental Indenture and should not be considered such. It is included herein only for purposes of con-venient reference.

                                                                            PAGE
                                                                            ----
Section 10Compliance with terms, provisions and conditions of Mortgage.....  16
Section 11Execution in counterparts........................................  16
Testimonium................................................................  17
Signatures and Seals.......................................................  17
Acknowledgements...........................................................  18

  THIS THIRTY-NINTH SUPPLEMENTAL INDENTURE, dated as of February 1, 1994, be-tween Indianapolis Power & Light Company, a corporation of the State of Indi-ana, hereinafter sometimes called the "Company," party of the first part, and American National Bank and Trust Company of Chicago, a national banking asso-ciation, as Trustee, hereinafter sometimes called the "Trustee," party of the second part;

  Whereas, the Company by a Mortgage and Deed of Trust (hereinafter sometimes called the "Original Mortgage" when referred to as existing prior to any sup-plement thereto or modification thereof, and the "Mortgage" when referred to as now or heretofore supplemented and modified) dated as of May 1, 1940, made to said American National Bank and Trust Company of Chicago, as Trustee, to secure the payment of the bonds issued from time to time under the Mortgage for the purposes of and subject to the limitations specified in the Mortgage, and to secure the performance of the covenants therein contained, conveyed to the Trustee thereunder upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting the property expressly excepted by the terms of the Original Mortgage or any indenture supplemental thereto, to which Mortgage reference is hereby made for greater certainty; and

  Whereas, the Original Mortgage has been supplemented and modified by supple-mental indentures dated as of May 1, 1942, as of February 1, 1948, as of April 1, 1949, two as of October 1, 1949, as of February 1, 1951, as of March 1, 1953, as of June 1, 1956, as of March 1, 1958, as of October 1, 1960, as of August 1, 1964, as of April 1, 1966, as of May 1, 1967, as of May 1, 1968, as of October 1, 1970, as of March 1, 1972, as of March 15, 1973, as of February 15, 1974, as of August 15, 1974, as of September 15, 1975, as of June 1, 1976, as of July 1, 1976, as of August 1, 1977, as of September 1, 1978, two as of August 1, 1981, as of November 1, 1983, as of November 1, 1984, as of December 1, 1984, as of September 1, 1985, as of October 1, 1986, as of June 1, 1989, as of August 1, 1989, as of October 15, 1991, as of August 1, 1992, as of April 1, 1993 and two as of October 1, 1993;

  Whereas, Section 8 of the Original Mortgage provides, among other things, that the form of each series of bonds (other than the initial issue of bonds) issued thereunder shall be established by an indenture supplemental thereto authorized by resolution of the Board of Directors of the Company, and that the form of each series, as established by the Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain other provisions as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and secured under the Original Mortgage or any indenture supplemental thereto or in modification thereof; and

  Whereas, the Company now desires to provide for the establishment, execu-tion, authentication and delivery under the Mortgage of bonds of a series to be known as its "First Mortgage Bonds, 6.05% Series, due 2004" (the bonds of said series being hereinafter sometimes referred to as the "2004 Bonds"), lim-ited to the aggregate principal amount of Eighty Million Dollars ($80,000,000); and

  Whereas, all things necessary to make the 2004 Bonds hereinafter described, when duly executed by the Company and authenticated and delivered by the Trustee, valid, binding and legal obligations of the Company, and to make this Thirty-Ninth Supplemental Indenture a valid and binding agreement supplemental to the Original Mortgage, have been done and performed; and

  Whereas, the execution and delivery by the Company of this Thirty-Ninth Sup-plemental Indenture, and the terms of the 2004 Bonds, have been duly autho-rized by the Board of Directors of the Company by appropriate resolutions of said Board; and

  Whereas, it is provided in and by the Original Mortgage that the Company will execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of the Mortgage, and to make subject to the lien thereof any property thereafter ac-quired and intended to be subject to the lien thereof; and

  Whereas, the Company has, since the date of execution and delivery of the Original Mortgage, purchased and acquired property and desires by this Thirty-Ninth Supplemental Indenture specifically to convey to the Trustee such property for the better protection and security of the bonds issued and to be issued under the Original Mortgage, or any indenture supplemental there-to;

  Now, Therefore, This Indenture Witnesseth that, in consideration of the premises and of the acceptance or purchase of the 2004 Bonds by the registered owners thereof, and of the sum of one dollar, lawful money of the United States of America, to the Company duly paid by the Trustee at or before the execution and delivery of this Thirty-Ninth Supplemental Indenture, the re-ceipt whereof is hereby acknowledged, the Company and the Trus-tee, respectively, have entered into, executed and delivered this Thirty-Ninth Supplemental Indenture, for the uses and purposes hereinafter expressed, that is to say:

  Section 1. The Company has granted, bargained, sold, released, conveyed, as-signed, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mort-gage, pledge, set over and confirm (subject, however, to permitted encum-brances as defined in the Original Mortgage), unto said American National Bank and Trust Company of Chicago, as Trustee, as herein provided, and its succes-sors in the trusts declared in the Original Mortgage and herein, all of the property, real, personal and mixed, tangible and intangible, of every kind, character and description which the Company has acquired since the execution and delivery of the Original Mortgage and now owns (except property, rights and assets of a character similar to that excluded from the lien and operation of the Mortgage by the Granting Clauses of the Original Mortgage, which prop-erty, rights and assets are excluded from the lien and operation of the Mort-gage only to the extent provided therein), including, but without otherwise limiting the generality of the foregoing, the following described property situated within the state of Indiana:

                                    PART I.

                        ELECTRIC DISTRIBUTING SYSTEMS.

  All electric distributing systems of the Company acquired by it after May 1, 1940, the date of the Original Mortgage, and located in the Counties of Bar-tholomew, Boone, Daviess, Greene, Hamilton, Hancock, Hendricks, John-son, Knox, Madison, Marion, Monroe, Morgan, Owen, Pike, Putnam, Shelby and Sullivan, State of Indiana; and any additions to or extensions of any such systems, together with the buildings, erections, structures, transmission lines, power stations, sub-stations, engines, boilers, condensers, pumps, tur-bines, machinery, tools, conduits, manholes, insulators, dynamos, motors, lamps, cables, wires, poles, towers, cross-arms, piers, abutments, switchboard equipment, meters, appliances, instruments, apparatus, appurtenances, maps, records, ledgers, contracts, facilities and other property or equipment used or provided for use in connection with the construction, maintenance, repair and operation thereof; together also with all of the rights, privileges, rights-of-way, franchises, licenses, grants, liberties, immunities, ordi-nances, permits and easements of the Company in respect of the construction, maintenance, repair and operation of said systems.

                                   PART II.

                   STEAM AND HOT WATER DISTRIBUTING SYSTEMS.

  All the steam and hot water distributing systems acquired by the Company af-ter May 1, 1940, the date of the Original Mortgage, and located in the City of Indianapolis, Marion County, Indiana, and any additions to or extensions of any such systems; together with the buildings, erections, structures, boilers, heaters, engines, tanks, pipe lines, mains, connections, service pipes, me-ters, tools, instruments, appliances, apparatus, facilities, machinery and other property and equipment used or provided for use in the construction, maintenance, repair and operation thereof; and together also with all of the rights, privileges, rights-of-way, franchises, licenses, grants, liberties, immunities, ordinances, permits and easements of the Company in respect of the construction, maintenance, repair and operation of said systems.

                                   PART III.

                     INDETERMINATE PERMITS AND FRANCHISES.

  All indeterminate permits, franchises, ordinances, licenses, and other au-thorizations by or from any state, county, municipality, or other governmental authority, acquired by the Company after May 1, 1940, the date of the Original Mortgage, including particularly, but not limited to, any indeterminate per-mits under the Public Service Commission Act of the State of Indiana, and all Acts amendatory thereof and supplemental thereto, and all right, title and interest therein now owned by the Company, and all renewals, extensions and modifica-tions of said indeterminate permits, franchises, ordinances, licenses, and other authorizations, and of the indeterminate permits, franchises, ordi-nances, licenses, and other authorizations referred to in Part VII of the Granting Clauses of the Original Mortgage.

                                   PART IV.

                                OTHER PROPERTY.

  All other property, whether real, personal or mixed (except any in the Mort-gage expressly excepted), now owned by the Company and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description con-tained in the Mortgages) all lands, flowage rights, water rights, flumes, raceways, dams, rights-of-way and roads; all plants for the generation of electricity by water, steam and/or other power, power houses, telephone sys-tems, water systems, steam heat and power plants, hot water plants, sub-sta-tions, transmission lines, distribution systems, bridges, culverts and tracks; all offices, buildings and structures and the equipment thereof; all machin-ery, engines, boilers, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical, gas or mechanical, conduits, cables and lines; all pipes whether for water, steam heat and power, or other purposes; all mains and pipes, service pipes, fittings, valves and connections, poles, wires, tools, implements, apparatus, furniture and chat-tels; all municipal franchises, indeterminate permits, and other permits; all lines for the transportation, transmission and/or distribution of electric current, steam heat and power or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, leases, leaseholds; all contracts, whether heat, light, power, water or street lighting contracts; all easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights-of-way and other rights in or relating to real estate or the occupancy of the same and (except as hereinafter or in the

Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described or referred to;

  Together with all and singular the tenements, hereditaments and appurte-nances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 64 of the Original Mortgage), the tools, rent, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property, indeterminate permits, franchises, ordinances, licenses and other authorizations and every part and parcel thereof.

  Section 2. There shall be and is hereby established a series of bonds, lim-ited in aggregate principal amount to Eighty Million Dollars ($80,000,000) to be issued under and secured by the Mortgage, to be designated "6.05% Series, due 2004", each of which shall also bear the descriptive title "First Mortgage Bonds"; said bonds shall mature on February 1, 2004, and shall be issued only as fully registered bonds without coupons in the denomination of one thousand dollars and any larger denomination which is a multiple of one thousand dol-lars; they shall bear interest from the beginning of the current interest pe-riod during which each bond is dated, at the rate per annum designated in the title thereof, payable semi-annually, on February 1 and August 1 of each year; and the principal of, premium, if any, and interest on each said bond shall be payable in lawful money of the United States of America at the office or agency of the Company in the City of Chicago, Illinois. The person in whose name any such bond is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered on the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subse-quent record date with respect to payment of interest in default may be estab-lished by or in behalf of the Company by notice mailed to the holders of the 2004 Bonds not less than ten (10) days preceding such record date, which rec-ord date shall not be more than thirty (30) days prior to the subsequent in-terest payment date. The term "record date" as used in this Section with re-spect to any regular interest payment date shall mean the tenth day next pre-ceding such interest payment date, or, if such tenth day shall be a legal hol-iday or a day on which banking institutions in the City of Chicago, Illinois, are authorized by law to close, the day next succeeding such tenth day which shall not be a legal holiday or a day on which such institutions are autho-rized to close.

  American National Bank and Trust Company of Chicago is hereby designated and appointed the office and agency of the Company for the payment of the princi-pal of, premium, if any, and interest on the 2004 Bonds and for the registra-tion, transfer and exchange of such bonds as hereinafter provided; all refer-ence herein to the office or agency of the Company for the payment of the principal of, premium, if any, and interest on the 2004 Bonds, or the regis-tration, transfer or exchange thereof, being to American National Bank and Trust Company of Chicago. In the event of the resignation or inability to act of American National Bank and Trust Company of Chicago, then a successor agent for all such purposes in the City of Chicago, Illinois, shall be appointed by the Board of Directors of the Company.

  The 2004 Bonds shall be dated as of the date of authentication thereof, ex-cept as otherwise provided in Section 10 of the Original Mortgage.

  The 2004 Bonds shall initially be issued and held in book-entry form on the books of the central depository system, The Depository Trust Company, its suc-cessors, or any successor central depository system appointed by the Company from time to time (the "Clearing Agency"). The Company and the Trustee may, in connection herewith, do or perform or cause to be done or performed any acts or things not adverse to the rights of the holders of the 2004 Bonds, as are necessary or appropriate to accomplish or recognize such book-entry form 2004 Bonds.

  So long as the 2004 Bonds remain and are held in book-entry form on the books of a Clearing Agency, then (a) any such 2004 Bond may be registered upon the books kept by the Trustee in the name of such Clearing Agency, or any nominee thereof, including Cede & Co., as nominee of The Depository Trust Com-pany; (b) the Clearing Agency in whose names such 2004 Bond is so registered shall be, and the Company and the Trustee may deem and treat such Clearing Agency as, the absolute owner and holder of such 2004 Bond for all purposes of the Indenture, including, without limitation, the receiving of payment of the principal of, premium, if any, and interest on such 2004 Bond, the receiving of notice and giving of consent; (c) neither the Company nor the Trustee shall have any responsibility or obligation hereunder to any direct or indirect par-ticipant, within the meaning of Section 17A of the Securities Exchange Act of 1934, as amended, of such Clearing Agency, or any person on behalf of which, or otherwise in respect of which, any such participant holds any interest in any 2004 Bond, including, without limitation, any responsibility or obligation hereunder to maintain accurate records of any beneficial interests in any 2004 Bond or any responsibility or obligation hereunder with respect to the receiv-ing by such participants or the beneficial owners of payment of principal, premium, if any, or interest on any 2004 Bonds, the receiving by such partici-pants or the beneficial owners of notice or the giving of consent by such par-ticipants or the beneficial owners; and (d) the Clearing Agency is not re-quired to present any 2004 Bond called for partial redemption prior to receiv-ing payment so long as the Trustee and the Clearing Agency have agreed to the method for noting such partial redemption.

  If (a) the Company receives notice from the Clearing Agency which is cur-rently the registered owner of the 2004 Bonds to the effect that such Clearing Agency is unable or unwilling to discharge its responsibility as a Clearing Agency for the 2004 Bonds or (b) the Company elects to discontinue its use of such Clearing Agency as a Clearing Agency for the 2004 Bonds, then the Company and Trustee each shall do or perform or cause to be done or performed all acts or things, not adverse to the rights of the holders of the 2004 Bonds, as are necessary or appropriate to discontinue use of such Clearing Agency as a Clearing Agency for the 2004 Bonds and to transfer the ownership of each of the 2004 Bonds to such person or persons, including any other Clearing Agency, as the holder of the 2004 Bonds may direct in accordance with the Indenture. Any expenses of such discontinuance and transfer, includ-ing expenses of printing new certificates to evidence the 2024 Bonds, shall be paid by the Company.

  So long as the 2004 Bonds remain and are held in book-entry form on the books of a Clearing Agency, the Trustee shall be entitled to request and rely upon a certificate or other written representation from the Clearing Agency or any participant or indirect participant with respect to the identity of any beneficial owners of the 2004 Bonds as of a record date selected by the Trust-ee. For purposes of determining whether the consent, advice, direction or de-mand of a Bondholder has been obtained, the Trustee shall be entitled to treat the beneficial owners of the 2004 Bonds as the Bondholders and any consent, request, direction, approval, objection or other instrument of such beneficial owner may be obtained in the same fashion described in the Indenture.

  The 2004 Bonds shall not be subject to redemption by the Company prior to the maturity thereof except out of monies deposited with the Trustee repre-senting the proceeds of mortgaged and pledged property taken by the exercise of the power of eminent domain or otherwise as provided in paragraph B of Sec-tion 69 of the Mortgage, in which event the redemption price of the 2004 Bonds so to be redeemed shall be the principal amount of such bonds plus accrued in-terest thereon to the date of redemption.

  At the option of the holder, any 2004 Bond, upon surrender thereof at said office or agency of the Company together with a written instrument of transfer in form approved by the Company duly executed by the holder or by his duly au-thorized attorney, shall be exchangeable for a like aggregate principal amount of fully registered bonds of the same series of other authorized denomina-tions.

  The 2004 Bonds shall be transferable on the books of the Company at said of-fice or agency of the Company in the City of Chicago, Illinois, by the regis-tered holder thereof, in person or by his duly authorized attorney, upon sur-render thereof for cancellation.

 The Company shall not be required to make transfers or exchanges of any of the 2004 Bonds for a period of ten (10) days next preceding any interest pay-ment date of said bonds.

  No charge shall be made upon any transfer or exchange of any of the 2004 Bonds other than for any tax or taxes or other governmental charge required to be paid by the Company.

  The 2004 Bonds shall be limited to an aggregate principal amount of Eighty Million Dollars ($80,000,000) and shall be issued under the provisions of Ar-ticle VII of the Original Mortgage.

  Section 3. The 2004 Bonds, and the Trustee's Certificate to be endorsed thereon, shall be in the following forms, respectively:

                            [form of face of bond]

                      INDIANAPOLIS POWER & LIGHT COMPANY

                  First Mortgage Bond, 6.05% Series, Due 2004
                             Due February 1, 2004
No.......                                                      $......

  Indianapolis Power & Light Company, a corporation of the State of Indiana (hereinafter called the Company), for value received, hereby promises to pay
to           or registered assigns, on February 1, 2004, at the office or
agency of the Company in the City of Chicago, Illinois,         Dollars in
lawful money of the United States of America, and to pay to the registered owner hereof interest thereon from the first day of February or the first day of August next preceding the date of this bond, at the rate of 6.05 per centum per annum in like lawful money, at said office or agency on February 1 and Au-gust 1 in each year, until the Company's obligation with respect to the pay-ment of such principal shall have been discharged. The interest payable here-under on February 1 or August 1 will, subject to the exception provided in
Section 2 of the Thirty-Ninth Supplemental Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of busi-ness on the record date, which shall be the tenth day next preceding such in-terest payment date or, if such tenth day shall be a legal holiday or a day on which banking institutions in the City of Chicago, Illinois, are authorized by law to close, the day next succeeding such tenth day which shall not be a le-gal holiday or a day on which such institutions are authorized to close.

  REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE RE-VERSE HEREOF. SUCH FURTHER PROVISIONS SHALL, FOR ALL PURPOSES, HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

  This bond shall not become obligatory until American National Bank and Trust Company of Chicago, the Trustee under the Mortgage, or its successor thereun-der, shall have signed the form of certificate endorsed hereon.

  In Witness Whereof, Indianapolis Power & Light Company has caused this bond to be signed in its name by its President or one of its Vice-Presidents, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or one of its Assistant Secretar-ies, by his signature or a facsimile thereof.


                                        Indianapolis Power & Light Company


Dated.....................              By......................................
                                                        President.

Attest:

  By....................................
               Secretary.

                   [form of trustee's certificate on bonds]

                             Trustee's Certificate

  This bond is one of the bonds, of the series herein designated, provided for in the within-mentioned Mortgage and Thirty-Ninth Supplemental
Indenture.


                                   American National Bank and Trust Company of
                                     Chicago,
                                                     Trustee


                                   By..........................................
                                                Authorized Signature

                        [form of reverse side of bond]

                      INDIANAPOLIS POWER & LIGHT COMPANY

                  First Mortgage Bond, 6.05% Series, Due 2004
                             Due February 1, 2004

  This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, 6.05% Series, due 2004 (herein sometimes called the "2004 Bonds") limited in aggregate principal amount to Eighty Million Dollars ($80,000,000) and established by a Thirty-Ninth Supplemental Indenture, dated as of February 1, 1994, all bonds of all series issued and to be issued under and equally secured (except insofar as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust, dated as of May 1, 1940, executed by the Company to American National Bank and Trust Com-pany of Chicago, as Trustee (which Mortgage and Deed of Trust as supplemented and modified by all supplemental indentures thereto is hereinafter referred to as the "Mortgage"), to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the bearers or registered owners of the bonds in respect of such se-curity, the duties and immunities of the Trustee and the terms and conditions upon which the bonds are secured.

  With the consent of the Company and to the extent permitted by and as pro-vided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest without the consent of the holder hereof. The principal hereof may be declared or may become due and payable prior to the stated date of maturity hereof, on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

  The 2004 Bonds are issuable only in fully registered form without coupons in the denomination of one thousand dollars and any larger denomination which is a multiple of one thousand dollars. In the manner and upon payment of the charges hereinafter mentioned, the 2004 Bonds, upon surrender thereof at the office or agency of the Company in the City of Chicago, Illinois, together with a written instrument of transfer in form approved by the Company duly executed by the registered holder or by his duly authorized attorney, are exchangeable for a like aggregate principal amount of fully registered bonds of the same series of other authorized denominations.

  This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the City of Chicago, Illinois, upon surrender and can-cellation of this bond and upon presentation of a written instrument of trans-fer, duly executed and upon payment of the charges hereinafter mentioned, and, thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

  No charge shall be made upon any transfer or exchange of any of the 2004 Bonds other than for any tax or taxes or other governmental charge required to be paid by the Company.

  The Company shall not be required to make transfers or exchanges of any of the 2004 Bonds for a period of ten (10) days next preceding any interest pay-ment date of said bonds.

  The 2004 Bonds are not subject to redemption by the Company prior to the ma-turity thereof except out of monies deposited with the Trustee representing the proceeds of mortgaged and pledged property taken by the exercise of the power of eminent domain or otherwise as provided in paragraph B of Section 69 of the Mortgage, in which event the redemption price of the 2004 Bonds so to be redeemed shall be the principal amount of such bonds plus accrued interest thereon to the date of redemption.

  No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or other-wise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the terms of the Mort-gage.

  Section 4. Until the 2004 Bonds in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall au-thenticate and deliver, in lieu thereof, fully registered 2004 Bonds in tempo-rary form, as provided in Section 15 of the Original Mortgage. Such bonds may, in lieu of the statement of the specific redemption prices required to be set forth in such bonds in definitive form, include a reference to this Thirty-Ninth Supplemental Indenture for a statement of such redemption prices.

  Section 5. The covenant of the Company to make annual payments to the Trustee for a Maintenance and Improvement Fund as contained in Section 41 of the Original Mortgage and in the first twenty-four Supplemental Inden-tures to the Original Mortgage creating the several series of First Mortgage Bonds presently outstanding under such Supplemental Indentures shall not apply to, or be for the benefit of, the 2004 Bonds, and the Company reserves the right, without any consent of, or other action by, the holders of the 2004 Bonds, to amend, modify or delete the provisions of the Mortgage relating to such Maintenance and Improvement Fund, and by acceptance of the 2004 Bonds, the holders thereof waive any right or privilege so to consent or take any other action with respect thereto.

  Section 6. The Company covenants that, so long as any of the 2004 Bonds shall remain outstanding, it will comply with all of the provisions of Section 47 of the Original Mortgage, including the provisions with respect to limitations on dividends and distributions and the purchase and redemption of stock.

  Section 7. The Trustee hereby accepts the trusts herein declared, provided and created and agrees to perform the same upon the terms and conditions herein and in the Mortgage set forth and upon the following terms and conditions:

  The recitals contained herein and in the bonds shall be taken as the state-ments of the Company, and the Trustee assumes no responsibility for the cor-rectness of the same. The Trustee makes no representations as to the validity or adequacy of the security afforded hereby, or as to the validity of this Thirty-Ninth Supplemental Indenture or of the bonds issued hereunder.

  Section 8. Whenever in this Thirty-Ninth Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Article XVII of the Original Mortgage, be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Thirty-Ninth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, shall, subject as aforesaid, bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

  Section 9. Nothing in this Thirty-Ninth Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon, or to give to, any person, co-partnership or corporation, other than the parties hereto and the holders of the bonds and coupons outstanding under the Mortgage, any right, remedy, or claim under or by reason of this Thirty-Ninth Supplemental Indenture or any covenant, condition or stipulation hereof; and all the covenants, condi-tions, stipulations, promises and agreements in this Thirty-Ninth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto and of the holders of the bonds and of the coupons outstanding under the Mortgage.

  Section 10. The Company covenants that all of the terms, provisions and con-ditions of the Mortgage shall be applicable to the 2004 Bonds issued hereunder, except as herein otherwise provided and except insofar as the same may be in-consistent with the provisions of this Thirty-Ninth Supplemental Indenture.

  Section 11. This Thirty-Ninth Supplemental Indenture is dated as of February 1, 1994, although executed and delivered on the date of the acknowledgment hereof by the Trustee; and shall be simultaneously executed and delivered in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

  In Witness Whereof, Indianapolis Power & Light Company, party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed and acknowledged by its President or a Vice-President, and its corporate seal to be hereto affixed and attested by its Secretary or an Assis-tant Secretary, for and in its behalf, and American National Bank and Trust Company of Chicago, party of the second part, as Trustee, has caused its corpo-rate name to be hereunto affixed and this instrument to be signed and acknowl-edged by one of its Vice-Presidents, and its corporate seal to be hereto af-fixed and attested by one of its Assistant Secretaries, all as of the day, month and year first above written.


                                        Indianapolis Power & Light Company

(Seal)


Attest:                                 By......................................
                                                     Marcus E. Woods,

                                                     Vice-President.
........................................
            Clark L. Snyder,
          Assistant Secretary.

                                        American National Bank and Trust
                                          Company of Chicago,

(Seal)


Attest:                                 By......................................
                                                    Ronald B. Bremen,

                                                     Vice-President.
........................................
         Robert M. Selangowski,
          Assistant Secretary.

State of Indiana     )
                     )  ss.:
County of Marion     )

  On this 28th day of January, in the year 1994, before me, a Notary Public in and for the County and State aforesaid, personally came Marcus E. Woods, Vice-President, and Clark L. Snyder, Assistant Secretary, of Indianapolis Power & Light Company, one of the corporations described in and which executed the foregoing instrument, to me personally known and known to me personally to be such Vice-President, and Assistant Secretary, respectively. Said Marcus E. Woods, and Clark L. Snyder being by me severally duly sworn did depose and say that the said Marcus E. Woods resides in Hendricks County, Indiana and the said Clark L. Snyder resides in Marion County, Indiana; that said Marcus E. Woods is Vice-President and said Clark L. Snyder is Assistant Secretary of said India-napolis Power & Light Company; that each of them knows the corporate seal of said corporation; that the seal affixed to said instrument and bearing the name of said corporation is such corporate seal; that is was so affixed by order of the Board of Directors of said corporation; and that each of them signed his name thereto by like order; and each of them acknowledged the execution of said instrument on behalf of said corporation to be his free and voluntary act and deed and the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

  In Witness Whereof, I have hereunto set my hand and affixed my official seal this 28th day of January, 1994.


                                        ........................................
                                                    Gloria K. Bryant
                                                     Notary Public.

My Commission Expires:
  June 11, 1995

My County of Residence is:
  Marion

                                                                 (Notarial Seal)

State of Illinois    )
                     )  ss.:
County of Cook       )


  On this 27th day of January, in the year 1994, before me, a Notary Public in and for the County and State aforesaid, personally came Ronald B. Bre-men, Vice-President, and Robert M. Selangowski, Assistant Secretary, of Ameri-can National Bank and Trust Company of Chicago, one of the corporations de-scribed in and which executed the foregoing instrument, to me personally known and known to me personally to be such Vice-President and Assistant Secretary, respectively. Said Ronald B. Bremen, and Robert M. Selangowski, being by me severally sworn did depose and say that the said Ronald B. Bremen, resides in Glencoe, Illinois, and that the said Robert M. Selangowski resides in Lansing, Illinois; that said Ronald B. Bremen is Vice-President and said Robert M. Selangowski is Assistant Secretary of said American National Bank and Trust Company of Chicago; that each of them knows the corporate seal of said corpora-tion; that the seal affixed to said instrument and bearing the name of said corporation is such corporate seal; that is was so affixed by authority of the Board of Directors of said corporation; that each of them signed his name thereto by like authority; and each of them acknowledged the execution of said instrument on behalf of said corporation to be his free and voluntary act and deed and the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

  In Witness Whereof, I have hereunto set my hand and affixed my official seal this 27th day of January, 1994.


                                      .........................................
                                                Bernadette G. Janairo
                                                    Notary Public.

(Notarial Seal)

My Commission Expires: May 22, 1994


My County of Residence is:
  Cook

                        This instrument was prepared by
                                Marcus E. Woods,
                                Attorney at Law

                                EXHIBIT (4)
                  COPY OF FORTIETH SUPPLEMENTAL INDENTURE

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                      INDIANAPOLIS POWER & LIGHT COMPANY

                                      TO

                       AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF CHICAGO
                                                     TRUSTEE

                                ---------------

                        FORTIETH SUPPLEMENTAL INDENTURE

                                ---------------

                         DATED AS OF FEBRUARY 1, 1994

                      ESTABLISHING FIRST MORTGAGE BONDS,

                            7.05% SERIES, DUE 2024

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                               TABLE OF CONTENTS*

                                       OF

                      THIRTY-NINTH SUPPLEMENTAL INDENTURE

                                       OF

                       INDIANAPOLIS POWER & LIGHT COMPANY

                                                                            PAGE
                                                                            ----
Parties...................................................................    1
Recitals..................................................................    1
Section 1Granting clauses.................................................    3
  Part I Electric Distributing Systems....................................    3
  Part II Steam and Hot Water Distributing Systems........................    4
  Part III Indeterminate Permits and Franchises...........................    4
  Part IV Other Property..................................................    5
General and after-acquired title..........................................    6
Section 2Designation of thirty-eighth series of bonds and kind and
              denominations thereof.......................................    6
Record date for payment of interest.......................................    7
Designation of American National Bank and Trust Company of Chicago as pay-
              ing agent...................................................    7
      Bonds issued in book-entry form.....................................    7
Exchange of bonds.........................................................   10
Transfer of bonds.........................................................   10
Series limited to $100,000,000............................................   10
Section 3Form of fully registered bond....................................   10
Form of Trustee's certificate on bonds....................................   12
Section 4Temporary bonds..................................................   15
Section 5Annual Payments for Maintenance and Improvement Fund.............   16
Section 6Compliance with Section 47 of Original Mortgage with respect to
              dividend restrictions.......................................   16
Section 7Acceptance of trusts by Trustee and conditions of acceptance.....   16
Section 8Successors and assigns...........................................   16
Section 9Limitation of rights hereunder...................................   17

- ---------
  *Table of Contents is not part of the Fortieth Supplemental Indenture and should not be considered such. It is included herein only for purposes of con-venient reference.

                                                                            PAGE
                                                                            ----
Section 10Compliance with terms, provisions and conditions of Mortgage.....  17
Section 11Execution in counterparts........................................  17
Testimonium................................................................  18
Signatures and Seals.......................................................  18
Acknowledgements...........................................................  19

  THIS FORTIETH SUPPLEMENTAL INDENTURE, dated as of February 1, 1994, between Indianapolis Power & Light Company, a corporation of the State of Indiana, hereinafter sometimes called the "Company," party of the first part, and Ameri-can National Bank and Trust Company of Chicago, a national banking association, as Trustee, hereinafter sometimes called the "Trustee," party of the second part;
  Whereas, the Company by a Mortgage and Deed of Trust (hereinafter sometimes called the "Original Mortgage" when referred to as existing prior to any sup-plement thereto or modification thereof, and the "Mortgage" when referred to as now or heretofore supplemented and modified) dated as of May 1, 1940, made to said American National Bank and Trust Company of Chicago, as Trustee, to secure the payment of the bonds issued from time to time under the Mortgage for the purposes of and subject to the limitations specified in the Mortgage, and to secure the performance of the covenants therein contained, conveyed to the Trustee thereunder upon certain trusts, terms and conditions, and with and sub-ject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereaf-ter acquire, excepting the property expressly excepted by the terms of the Original Mortgage or any indenture supplemental thereto, to which Mortgage ref-erence is hereby made for greater certainty; and


  Whereas, the Original Mortgage has been supplemented and modified by supple-mental indentures dated as of May 1, 1942, as of February 1, 1948, as of April 1, 1949, two as of October 1, 1949, as of February 1, 1951, as of March 1, 1953, as of June 1, 1956, as of March 1, 1958, as of October 1, 1960, as of Au-gust 1, 1964, as of April 1, 1966, as of May 1, 1967, as of May 1, 1968, as of October 1, 1970, as of March 1, 1972, as of March 15, 1973, as of February 15, 1974, as of August 15, 1974, as of September 15, 1975, as of June 1, 1976, as of July 1, 1976, as of August 1, 1977, as of September 1, 1978, two as of Au-gust 1, 1981, as of November 1, 1983, as of November 1, 1984, as of December 1, 1984, as of September 1, 1985, as of October 1, 1986, as of June 1, 1989, as of August 1, 1989, as of October 15, 1991, as of August 1, 1992, as of April 1, 1993, two as of October 1, 1993 and as of February 1, 1994.
  Whereas, Section 8 of the Original Mortgage provides, among other things, that the form of each series of bonds (other than the initial issue of bonds) issued thereunder shall be established by an indenture supplemental thereto authorized by resolution of the Board of Directors of the Company, and that the form of each series, as established by the Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain other provisions as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and secured under the Original Mortgage or any indenture supplemental thereto or in modification thereof; and

  Whereas, the Company now desires to provide for the establishment, execu-tion, authentication and delivery under the Mortgage of bonds of a series to be known as its "First Mortgage Bonds, 7.05% Series, due 2024" (the bonds of said series being hereinafter sometimes referred to as the "2024 Bonds"), lim-ited to the aggregate principal amount of One Hundred Million Dollars ($100,000,000); and

  Whereas, all things necessary to make the 2024 Bonds hereinafter described, when duly executed by the Company and authenticated and delivered by the Trustee, valid, binding and legal obligations of the Company, and to make this Fortieth Supplemental Indenture a valid and binding agreement supplemental to the Original Mortgage, have been done and performed; and

  Whereas, the execution and delivery by the Company of this Fortieth Supple-mental Indenture, and the terms of the 2024 Bonds, have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board; and

  Whereas, it is provided in and by the Original Mortgage that the Company will execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of the Mortgage, and to make subject to the lien thereof any property thereafter ac-quired and intended to be subject to the lien thereof; and

  Whereas, the Company has, since the date of execution and delivery of the Original Mortgage, purchased and acquired property and desires by this Forti-eth Supplemental Indenture specifically to convey to the Trustee such property for the better protection and security of the bonds issued and to be issued under the Original Mortgage, or any indenture supplemental thereto;

  Now, Therefore, This Indenture Witnesseth that, in consideration of the prem-ises and of the acceptance or purchase of the 2024 Bonds by the registered own-ers thereof, and of the sum of one dollar, lawful money of the United States of America, to the Company duly paid by the Trustee at or before the execution and delivery of this Fortieth Supplemental Indenture, the receipt whereof is hereby acknowledged, the Company and the Trustee, respectively, have entered into, ex-ecuted and delivered this Fortieth Supplemental Indenture, for the uses and purposes hereinafter expressed, that is to say:

  Section 1. The Company has granted, bargained, sold, released, conveyed, as-signed, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mort-gage, pledge, set over and confirm (subject, however, to permitted encumbrances as defined in the Original Mortgage), unto said American National Bank and Trust Company of Chicago, as Trustee, as herein provided, and its successors in the trusts declared in the Original Mortgage and herein, all of the property, real, personal and mixed, tangible and intangible, of every kind, character and description which the Company has acquired since the execution and delivery of the Original Mortgage and now owns (except property, rights and assets of a character similar to that excluded from the lien and operation of the Mortgage by the Granting Clauses of the Original Mortgage, which property, rights and assets are excluded from the lien and operation of the Mortgage only to the ex-tent provided therein), including, but without otherwise limiting the general-ity of the foregoing, the following described property situated within the state of Indiana:

                                    PART I.

                         ELECTRIC DISTRIBUTING SYSTEMS.

  All electric distributing systems of the Company acquired by it after May 1, 1940, the date of the Original Mortgage, and located in the Counties of Bar-tholomew, Boone, Daviess, Greene, Hamilton, Hancock, Hendricks, John-son, Knox, Madison, Marion, Monroe, Morgan, Owen, Pike, Putnam, Shelby and Sul-livan, State of Indiana; and any additions to or extensions of any such sys-tems, together with the buildings, erections, structures, transmission lines, power stations, sub-stations, engines, boilers, condensers, pumps, turbines, machinery, tools, conduits, manholes, insulators, dynamos, motors, lamps, ca-bles, wires, poles, towers, cross-arms, piers, abutments, switchboard equip-ment, meters, appliances, instruments, apparatus, appurtenances, maps, records, ledgers, contracts, facilities and other property or equipment used or provided for use in connection with the construction, maintenance, repair and operation thereof; together also with all of the rights, privileges, rights-of-way, fran-chises, licenses, grants, liberties, immunities, ordinances, permits and ease-ments of the Company in respect of the construction, maintenance, repair and operation of said systems.
                                    PART II.


                   STEAM AND HOT WATER DISTRIBUTING SYSTEMS.

  All the steam and hot water distributing systems acquired by the Company af-ter May 1, 1940, the date of the Original Mortgage, and located in the City of Indianapolis, Marion County, Indiana, and any additions to or extensions of any such systems; together with the buildings, erections, structures, boilers, heaters, engines, tanks, pipe lines, mains, connections, service pipes, meters, tools, instruments, appliances, apparatus, facilities, machinery and other property and equipment used or provided for use in the construction, mainte-nance, repair and operation thereof; and together also with all of the rights, privileges, rights-of-way, franchises, licenses, grants, liberties, immunities, ordinances, permits and easements of the Company in respect of the construc-tion, maintenance, repair and operation of said systems.
                                   PART III.


                     INDETERMINATE PERMITS AND FRANCHISES.

  All indeterminate permits, franchises, ordinances, licenses, and other autho-rizations by or from any state, county, municipality, or other governmental au-thority, acquired by the Company after May 1, 1940, the date of the Original Mortgage, including particularly, but not limited to, any indeterminate permits under the Public Service Commission Act of the State of Indiana, and all Acts amendatory thereof and supplemental thereto, and all right, title and interest therein now owned by the Company, and all renewals, extensions and modifica-tions of said indeterminate permits, franchises, ordinances, licenses, and other authorizations, and of the indeterminate permits, franchises, ordinances, licenses, and other authorizations referred to in Part VII of the Granting Clauses of the Original Mortgage.

                                    PART IV.

                                OTHER PROPERTY.

  All other property, whether real, personal or mixed (except any in the Mort-gage expressly excepted), now owned by the Company and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description con-tained in the Mortgages) all lands, flowage rights, water rights, flumes, race-ways, dams, rights-of-way and roads; all plants for the generation of electric-ity by water, steam and/or other power, power houses, telephone systems, water systems, steam heat and power plants, hot water plants, sub-stations, transmis-sion lines, distribution systems, bridges, culverts and tracks; all offices, buildings and structures and the equipment thereof; all machinery, engines, boilers, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical, gas or mechanical, conduits, cables and lines; all pipes whether for water, steam heat and power, or other purpos-es; all mains and pipes, service pipes, fittings, valves and connections, poles, wires, tools, implements, apparatus, furniture and chattels; all munici-pal franchises, indeterminate permits, and other permits; all lines for the transportation, transmission and/or distribution of electric current, steam heat and power or water for any purpose, including towers, poles, wires, ca-bles, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, leases, leaseholds; all contracts, whether heat, light, power, water or street lighting contracts; all easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights-of-way and other rights in or relating to real estate or the occupancy of the same and (except as here-inafter or in the

Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described or referred to;

  Together with all and singular the tenements, hereditaments and appurte-nances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 64 of the Original Mortgage), the tools, rent, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property, indeterminate permits, franchises, ordinances, licenses and other authorizations and every part and parcel thereof.

  Section 2. There shall be and is hereby established a series of bonds, lim-ited in aggregate principal amount to One Hundred Million Dollars ($100,000,000) to be issued under and secured by the Mortgage, to be desig-nated "7.05% Series, due 2024", each of which shall also bear the descriptive title "First Mortgage Bonds"; said bonds shall mature on February 1, 2024, and shall be issued only as fully registered bonds without coupons in the denomi-nation of one thousand dollars and any larger denomination which is a multiple of one thousand dollars; they shall bear interest from the beginning of the current interest period during which each bond is dated, at the rate per annum designated in the title thereof, payable semi-annually, on February 1 and Au-gust 1 of each year; and the principal of, premium, if any, and interest on each said bond shall be payable in lawful money of the United States of Amer-ica at the office or agency of the Company in the City of Chicago, Illinois. The person in whose name any such bond is registered at the close of business on any record date (as hereinafter defined) with respect to any interest pay-ment date shall be entitled to receive the interest payable on such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is reg-istered on the date of payment of such defaulted interest or on a subsequent record date for such payment if one shall have been established as hereinafter provided. A subsequent record date with respect to payment of interest in de-fault may be established by or in behalf of the Company by notice mailed to the holders of the 2024 Bonds not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this Sec-tion with respect to any regular interest payment date shall mean the tenth day next preceding such interest payment date, or, if such tenth day shall be a le-gal holiday or a day on which banking institutions in the City of Chicago, Il-linois, are authorized by law to close, the day next succeeding such tenth day which shall not be a legal holiday or a day on which such institutions are au-thorized to close.

  American National Bank and Trust Company of Chicago is hereby designated and appointed the office and agency of the Company for the payment of the principal of, premium, if any, and interest on the 2024 Bonds and for the registration, transfer and exchange of such bonds as hereinafter provided; all reference herein to the office or agency of the Company for the payment of the principal of, premium, if any, and interest on the 2024 Bonds, or the registration, transfer or exchange thereof, being to American National Bank and Trust Company of Chicago. In the event of the resignation or inability to act of American Na-tional Bank and Trust Company of Chicago, then a successor agent for all such purposes in the City of Chicago, Illinois, shall be appointed by the Board of Directors of the Company.

  The 2024 Bonds shall be dated as of the date of authentication thereof, ex-cept as otherwise provided in Section 10 of the Original Mortgage.

  The 2024 Bonds shall initially be issued and held in book-entry form on the books of the central depository system, The Depository Trust Company, its suc-cessors, or any successor central depository system appointed by the Company from time to time (the "Clearing Agency"). The Company and the Trustee may, in connection herewith, do or perform or cause to be done or performed any acts or things not adverse to the rights of the holders of the 2024 Bonds, as are nec-essary or appropriate to accomplish or recognize such book-entry form 2024 Bonds.

  So long as the 2024 Bonds remain and are held in book-entry form on the books of a Clearing Agency, then (a) any such 2024 Bond may be registered upon the books kept by the Trustee in the name of such Clearing Agency, or any nominee thereof, including Cede & Co., as nominee of The Depository Trust Company; (b) the Clearing Agency in whose names such 2024 Bond is so registered shall be, and the Company and the Trustee may deem and treat such Clearing Agency as, the absolute owner and holder of such 2024 Bond for all purposes of the Indenture, including, without limitation, the receiving of payment of the principal of, premium, if any, and interest on such 2024 Bond, the receiving of notice and giving of consent; (c) neither the Company nor the Trustee shall have any re-sponsibility or obligation hereunder to any direct or indirect participant, within the meaning of Section 17A of the Securities Exchange Act of 1934, as amended, of such Clearing Agency, or any person on behalf of which, or other-wise in respect of which, any such participant holds any interest in any 2024 Bond, including, without limitation, any responsibility or obligation hereunder to maintain accurate records of any beneficial interests in any 2024 Bond or any responsibility or obligation hereunder with respect to the receiving by such participants or the beneficial owners of payment of principal, premium, if any, or interest on any 2024 Bonds, the receiving by such participants or the beneficial owners of notice or the giving of consent by such participants or the beneficial owners; and (d) the Clearing Agency is not required to present any 2024 Bond called for partial redemption prior to receiving payment so long as the Trustee and the Clearing Agency have agreed to the method for noting such partial redemption.

  If (a) the Company receives notice from the Clearing Agency which is cur-rently the registered owner of the 2024 Bonds to the effect that such Clearing Agency is unable or unwilling to discharge its responsibility as a Clearing Agency for the 2024 Bonds or (b) the Company elects to discontinue its use of such Clearing Agency as a Clearing Agency for the 2024 Bonds, then the Company and Trustee each shall do or perform or cause to be done or performed all acts or things, not adverse to the rights of the holders of the 2024 Bonds, as are necessary or appropriate to discontinue use of such Clearing Agency as a Clear-ing Agency for the 2024 Bonds and to transfer the ownership of each of the 2024 Bonds to such person or persons, including any other

Clearing Agency, as the holder of the 2024 Bonds may direct in accordance with the Indenture. Any expenses of such discontinuance and transfer, including ex-penses of printing new certificates to evidence the 2024 Bonds, shall be paid by the Company.

  So long as the 2024 Bonds remain and are held in book-entry form on the books of a Clearing Agency, the Trustee shall be entitled to request and rely upon a certificate or other written representation from the Clearing Agency or any participant or indirect participant with respect to the identity of any beneficial owners of the 2024 Bonds as of a record date selected by the Trust-ee. For purposes of determining whether the consent, advice, direction or de-mand of a Bondholder has been obtained, the Trustee shall be entitled to treat the beneficial owners of the 2024 Bonds as the Bondholders and any consent, request, direction, approval, objection or other instrument of such beneficial owner may be obtained in the same fashion described in the Indenture.

  Upon the notice and in the manner and with the effect provided in the Mort-gage and in this Section 2, the 2024 Bonds shall be redeemable prior to the maturity thereof, as a whole at any time or in part from time to time, at the option of the Company, at the principal amount thereof and accrued interest to the date of redemption, and at the redemption prices set forth under the head-ing "Redemption Price" in the form of 2024 Bonds hereinafter recited, if re-deemed otherwise than in the manner provided in the next paragraph, provided, however, that none of the 2024 Bonds may be redeemed prior to February 1, 2004.

  Upon the notice and in the manner and with the effect provided in the Mort-gage and in this Section 2, the 2024 Bonds shall be redeemable by the Company prior to the maturity thereof out of monies deposited with the Trustee repre-senting the proceeds of mortgaged and pledged property taken by the exercise of the power of eminent domain or otherwise as provided in paragraph B of Sec-tion 69 of the Mortgage, at the principal amount of the 2024 Bonds as to be redeemed and accrued interest to the date of redemption.

  The notice required for the redemption of the 2024 Bonds shall be as pro-vided in Section 59 of the Mortgage.

  At the option of the holder, any 2024 Bond, upon surrender thereof at said office or agency of the Company together with a written instrument of transfer in form approved by the Company duly executed by the holder or by his duly au-thorized attorney, shall be exchangeable for a like aggregate principal amount of fully registered bonds of the same series of other authorized denominations.

  The 2024 Bonds shall be transferable on the books of the Company at said of-fice or agency of the Company in the City of Chicago, Illinois, by the regis-tered holder thereof, in person or by his duly authorized attorney, upon sur-render thereof for cancellation.

 The Company shall not be required to make transfers or exchanges of any of the 2024 Bonds for a period of ten (10) days next preceding any interest payment date of said bonds.

  No charge shall be made upon any transfer or exchange of any of the 2024 Bonds other than for any tax or taxes or other governmental charge required to be paid by the Company.

  The 2024 Bonds shall be limited to an aggregate principal amount of One Hun-dred Million Dollars ($100,000,000) and shall be issued under the provisions of
Article VI of the Original Mortgage.

  Section 3. The 2024 Bonds, and the Trustee's Certificate to be endorsed thereon, shall be in the following forms, respectively:

                            [form of face of bond]

                      INDIANAPOLIS POWER & LIGHT COMPANY

                  First Mortgage Bond, 7.05% Series, Due 2024
                             Due February 1, 2024
No.......                                                      $......

  Indianapolis Power & Light Company, a corporation of the State of Indiana (hereinafter called the Company), for value received, hereby promises to pay
to           or registered assigns, on February 1, 2024, at the office or
agency of the Company in the City of Chicago, Illinois,         Dollars in
lawful money of the United States of America, and to pay to the registered owner hereof interest thereon from the first day of February or the first day of August next preceding the date of this bond, at the rate of 7.05 per centum per annum in like lawful money, at said office or agency on February 1 and Au-gust 1 in each year, until the Company's obligation with respect to the pay-ment of such principal shall have been discharged. The interest payable here-under on February 1 or August 1 will, subject to the exception provided in
Section 2 of the Fortieth Supplemental Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of busi-ness on the record date, which shall be the tenth day next preceding such in-terest payment date or, if such tenth day shall be a legal holiday or a day on which banking institutions in the City of Chicago, Illinois, are authorized by law to close, the day next succeeding such tenth day which shall not be a le-gal holiday or a day on which such institutions are authorized to close.

  REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL, FOR ALL PURPOSES, HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

  This bond shall not become obligatory until American National Bank and Trust Company of Chicago, the Trustee under the Mortgage, or its successor thereun-der, shall have signed the form of certificate endorsed hereon.

  In Witness Whereof, Indianapolis Power & Light Company has caused this bond to be signed in its name by its President or one of its Vice-Presidents, by his signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon, attested by its Secretary or one of its Assistant Secretar-ies, by his signature or a facsimile thereof.


                                        Indianapolis Power & Light Company


Dated.....................              By......................................
                                                        President.

Attest:

  By....................................
               Secretary.

                    [form of trustee's certificate on bonds]

                             Trustee's Certificate

  This bond is one of the bonds, of the series herein designated, provided for in the within-mentioned Mortgage and Fortieth Supplemental
Indenture.


                                        American National Bank and Trust
                                          Company of Chicago,
                                                        Trustee


                                        By......................................
                                                   Authorized Signature

                        [form of reverse side of bond]

                      INDIANAPOLIS POWER & LIGHT COMPANY

                  First Mortgage Bond, 7.05% Series, Due 2024
                             Due February 1, 2024

  This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, 7.05% Series, due 2024 (herein sometimes called the "2024 Bonds") limited in aggregate principal amount to One Hundred Million Dollars ($100,000,000) and established by a For-tieth Supplemental Indenture, dated as of February 1, 1994, all bonds of all series issued and to be issued under and equally secured (except insofar as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust, dated as of May 1, 1940, executed by the Company to American National Bank and Trust Com-pany of Chicago, as Trustee (which Mortgage and Deed of Trust as supplemented and modified by all supplemental indentures thereto is hereinafter referred to as the "Mortgage"), to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the bearers or registered owners of the bonds in respect of such se-curity, the duties and immunities of the Trustee and the terms and conditions upon which the bonds are secured.

  With the consent of the Company and to the extent permitted by and as pro-vided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or any instruments supplemental thereto may be modified or al-tered by affirmative vote of the holders of at least sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds affected by such modifi-cation or alteration then outstanding under the Mortgage (excluding bonds dis-qualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that no such modification or alteration shall per-mit the extension of the maturity of the principal of this bond or the reduc-tion in the rate of interest hereon or any other modification in the terms of payment of such principal or interest without the consent of the holder hereof. The principal hereof may be declared or may become due and payable prior to the stated date of maturity hereof, on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

  The 2024 Bonds are issuable only in fully registered form without coupons in the denomination of one thousand dollars and any larger denomination which is a multiple of one thousand dollars. In the manner and upon payment of the charges hereinafter mentioned, the 2024 Bonds, upon surrender thereof at the office or agency of the Company in the City of Chicago, Illinois, together with a written instrument of transfer in form approved by the Company duly executed by the registered holder or by his duly authorized attorney, are exchangeable for a like aggregate principal amount of fully registered bonds of the same series of other authorized denominations.

  This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the City of Chicago, Illinois, upon surrender and can-cellation of this bond and upon presentation of a written instrument of trans-fer, duly executed and upon payment of the charges hereinafter mentioned, and, thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

  No charge shall be made upon any transfer or exchange of any of the 2024 Bonds other than for any tax or taxes or other governmental charge required to be paid by the Company.

  The Company shall not be required to make transfers or exchanges of any of the 2024 Bonds for a period of ten (10) days next preceding any interest pay-ment date of said bonds.

  The 2024 Bonds are subject to redemption prior to the maturity thereof, as a whole at any time or in part from time to time, at the option of the

Company, at the redemption prices set forth below under the heading "Redemp-tion Price" plus accrued interest to the date of redemption if redeemed other-wise than in the manner provided in the next paragraph, provided, however, that none of the 2024 Bonds may be redeemed prior to February 1, 2004.

   IF REDEEMED
DURING THE TWELVE
 MONTHS' PERIOD
 ENDING WITH THE
THIRTY-FIRST DAY
OF JANUARY OF THE  REDEMPTION
   YEAR STATED       PRICE
- -----------------  ----------
   2005.........     103.31%
   2006.........     102.98%
   2007.........     102.65%
   2008.........     102.32%
   2009.........     101.99%

   IF REDEEMED
DURING THE TWELVE
 MONTHS' PERIOD
 ENDING WITH THE
THIRTY-FIRST DAY
OF JANUARY OF THE  REDEMPTION
   YEAR STATED       PRICE
- -----------------  ----------
   2010.........     101.66%
   2011.........     101.32%
   2012.........     100.99%
   2013.........     100.66%
   2014.........     100.33%

and 100% if redeemed after January 31, 2014.

  Upon the notice and in the manner and with the effect provided in the Mort-gage and in this Section 2, the 2024 Bonds shall be redeemable by the Company prior to the maturity thereof out of monies deposited with the Trustee repre-senting the proceeds of mortgaged and pledged property taken by the exercise of the power of eminent domain or otherwise as provided in paragraph B of Sec-tion 69 of the Mortgage, at the principal amount of the 2024 Bonds as to be redeemed and accrued interest to the date of redemption.

  No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or other-wise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the terms of the Mort-gage.

  Section 4. Until the 2024 Bonds in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver, in lieu thereof, fully registered 2024 Bonds in tem-porary form, as provided in Section 15 of the Original Mortgage. Such bonds may, in lieu of the statement of the specific redemption prices required to be set forth in such bonds in definitive form, include a reference to this Forti-eth Supplemental Indenture for a statement of such redemption prices.

  Section 5. The covenant of the Company to make annual payments to the Trustee for a Maintenance and Improvement Fund as contained in Section 41 of the Origi-nal Mortgage and in the first twenty-four Supplemental Indentures to the Origi-nal Mortgage creating the several series of First Mortgage Bonds presently out-standing under such Supplemental Indentures shall not apply to, or be for the benefit of, the 2024 Bonds, and the Company reserves the right, without any consent of, or other action by, the holders of the 2024 Bonds, to amend, modify or delete the provisions of the Mortgage relating to such Maintenance and Im-provement Fund, and by acceptance of the 2024 Bonds, the holders thereof waive any right or privilege so to consent or take any other action with respect thereto.

  Section 6. The Company covenants that, so long as any of the 2024 Bonds shall remain outstanding, it will comply with all of the provisions of Section 47 of the Original Mortgage, including the provisions with respect to limitations on dividends and distributions and the purchase and redemption of stock.

  Section 7. The Trustee hereby accepts the trusts herein declared, provided and created and agrees to perform the same upon the terms and conditions herein and in the Mortgage set forth and upon the following terms and conditions:

  The recitals contained herein and in the bonds shall be taken as the state-ments of the Company, and the Trustee assumes no responsibility for the cor-rectness of the same. The Trustee makes no representations as to the validity or adequacy of the security afforded hereby, or as to the validity of this For-tieth Supplemental Indenture or of the bonds issued hereunder.

  Section 8. Whenever in this Fortieth Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Article XVII of the Original Mortgage, be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Fortieth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, shall, subject as aforesaid, bind and inure to the bene-fit of the respective successors and assigns of such parties, whether so ex-pressed or not.

  Section 9. Nothing in this Fortieth Supplemental Indenture, expressed or im-plied, is intended or shall be construed to confer upon, or to give to, any person, co-partnership or corporation, other than the parties hereto and the holders of the bonds and coupons outstanding under the Mortgage, any right, remedy, or claim under or by reason of this Fortieth Supplemental Indenture or any covenant, condition or stipulation hereof; and all the covenants, condi-tions, stipulations, promises and agreements in this Fortieth Supplemental In-denture contained by or on behalf of the Company shall be for the sole and ex-clusive benefit of the parties hereto and of the holders of the bonds and of the coupons outstanding under the Mortgage.

  Section 10. The Company covenants that all of the terms, provisions and con-ditions of the Mortgage shall be applicable to the 2024 Bonds issued hereunder, except as herein otherwise provided and except insofar as the same may be in-consistent with the provisions of this Fortieth Supplemental Indenture.

  Section 11. This Fortieth Supplemental Indenture is dated as of February 1, 1994, although executed and delivered on the date of the acknowledgment hereof by the Trustee; and shall be simultaneously executed and delivered in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

  In Witness Whereof, Indianapolis Power & Light Company, party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed and acknowledged by its President or a Vice-President, and its corporate seal to be hereto affixed and attested by its Secretary or an Assis-tant Secretary, for and in its behalf, and American National Bank and Trust Company of Chicago, party of the second part, as Trustee, has caused its corpo-rate name to be hereunto affixed and this instrument to be signed and acknowl-edged by one of its Vice-Presidents, and its corporate seal to be hereto af-fixed and attested by one of its Assistant Secretaries, all as of the day, month and year first above written.


                                        Indianapolis Power & Light Company

(Seal)


Attest:                                 By......................................
                                                     Marcus E. Woods,

                                                     Vice-President.
........................................
            Clark L. Snyder,
          Assistant Secretary.

                                        American National Bank and Trust
                                          Company of Chicago,

(Seal)


Attest:                                 By......................................
                                                    Ronald B. Bremen,

                                                     Vice-President.
........................................
         Robert M. Selangowski,
          Assistant Secretary.

State of Indiana     )
                     )  ss.:
County of Marion     )

  On this 28th day of January, in the year 1994, before me, a Notary Public in and for the County and State aforesaid, personally came Marcus E. Woods, Vice-President, and Clark L. Snyder, Assistant Secretary, of Indianapolis Power & Light Company, one of the corporations described in and which executed the foregoing instrument, to me personally known and known to me personally to be such Vice-President, and Assistant Secretary, respectively. Said Marcus E. Woods, and Clark L. Snyder being by me severally duly sworn did depose and say that the said Marcus E. Woods resides in Hendricks County, Indiana and the said Clark L. Snyder resides in Marion County, Indiana; that said Marcus E. Woods is Vice-President and said Clark L. Snyder is Assistant Secretary of said India-napolis Power & Light Company; that each of them knows the corporate seal of said corporation; that the seal affixed to said instrument and bearing the name of said corporation is such corporate seal; that is was so affixed by order of the Board of Directors of said corporation; and that each of them signed his name thereto by like order; and each of them acknowledged the execution of said instrument on behalf of said corporation to be his free and voluntary act and deed and the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

  In Witness Whereof, I have hereunto set my hand and affixed my official seal this 28th day of January, 1994.


                                        ........................................
                                                    Gloria K. Bryant
                                                     Notary Public.

My Commission Expires:
  June 11, 1995

My County of Residence is:
  Marion

                                                                 (Notarial Seal)

State of Illinois    )
                     )  ss.:
County of Cook       )


  On this 27th day of January, in the year 1994, before me, a Notary Public in and for the County and State aforesaid, personally came Ronald B. Bremen, Vice-President, and Robert M. Selangowski, Assistant Secretary, of American National Bank and Trust Company of Chicago, one of the corporations described in and which executed the foregoing instrument, to me personally known and known to me personally to be such Vice-President and Assistant Secretary, respectively. Said Ronald B. Bremen, and Robert M. Selangowski, being by me severally sworn did depose and say that the said Ronald B. Bremen, resides in Glencoe, Illi-nois, and that the said Robert M. Selangowski resides in Lansing, Illinois; that said Ronald B. Bremen is Vice-President and said Robert M. Selangowski is Assistant Secretary of said American National Bank and Trust Company of Chica-go; that each of them knows the corporate seal of said corporation; that the seal affixed to said instrument and bearing the name of said corporation is such corporate seal; that is was so affixed by authority of the Board of Direc-tors of said corporation; that each of them signed his name thereto by like au-thority; and each of them acknowledged the execution of said instrument on be-half of said corporation to be his free and voluntary act and deed and the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

  In Witness Whereof, I have hereunto set my hand and affixed my official seal this 27th day of January, 1994.


                                      .........................................
                                                Bernadette G. Janairo
                                                    Notary Public.

(Notarial Seal)

My Commission Expires: May 22, 1994


My County of Residence is:
  Cook

                        This instrument was prepared by
                                Marcus E. Woods,
                                Attorney at Law